UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2023

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on August 28, 2023, Mallinckrodt plc (“Mallinckrodt” or the “Company”) and certain of its subsidiaries (the “Debtors”) voluntarily initiated proceedings (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) with a prepackaged chapter 11 plan (the “Plan”) as contemplated by the Restructuring Support Agreement dated as of August 23, 2023, by and among the Company, certain of its subsidiaries, certain creditors and the Opioid Master Disbursement Trust II (the “Trust”).

In connection with the Chapter 11 Cases, the Company has filed and will file certain supplements to the Plan with the Bankruptcy Court. Plan supplements will be available on a separate website administrated by the Company’s claims agent, Kroll, at https://restructuring.ra.kroll.com/mallinckrodt2023 (the “Claims Agent Website”), which contains important information that may be material, about the Chapter 11 Cases. The Company does not plan to file a Current Report on Form 8-K each time information, including any Plan supplement, is filed with the Bankruptcy Court or is made available at such website.

On September 22, 2023, in accordance with the RSA and the Plan, the Company filed a supplement to the Plan with the Bankruptcy Court, which includes, among other things, (a) a term sheet setting forth certain preliminary terms in respect of the corporate governance and related matters of the Company, as reorganized pursuant to and under the Plan (the “Governance Term Sheet”), (b) certain governing documents for certain of the Company’s subsidiaries, (c) certain key terms in respect of the takeback debt related to the exit financing to be entered into by the Company, as reorganized pursuant to and under the Plan (the “Exit Financing Documentation”), and (d) a draft of the contingent value rights agreement to be entered into by the Company, as reorganized pursuant to and under the Plan, and the Trust (the “CVR Agreement”). After receiving information regarding the potential syndicated financing contemplated by the RSA, members of the ad hoc first lien term loan group and the members of the ad hoc crossover group did not consent to the Debtors’ pursuit of the syndicated exit financing, and therefore the Company expects to issue takeback debt at emergence. As of September 22, 2023, the Company has not reached an agreement on the Governance Term Sheet, the Exit Financing Documentation or the CVR Agreement, and such documents remain under negotiation by the applicable parties to the RSA and will be filed with the Bankruptcy Court in a subsequent Plan supplement once available.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

The Claims Agent Website contains third-party content and is provided for convenience only. The documents and other information available on the Claims Agent Website are not incorporated by reference into, and do not constitute a part of, this Current Report on Form 8-K.

Cautionary Statements Related to Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical, including statements regarding the bankruptcy process, and any other statements regarding events or developments the Company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the bankruptcy process, including the possibility that certain parties, such as creditors that are not party to the RSA, or the Company’s equity holders, may object to the Plan contemplated by the RSA; changes to the Chapter 11 Cases, whether as a result of amendments or supplements to the Plan, the disclosure statement or other documents, third-party actions, or otherwise; the ability of Mallinckrodt and its subsidiaries to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases and to negotiate, develop, obtain court approval of, confirm and consummate the Plan contemplated by the RSA or any other plan that may be proposed within the Company’s currently expected timeline or at all; the effects of the Chapter 11 Cases, including increased professional costs, on the liquidity, results of operations and businesses of Mallinckrodt and its subsidiaries; the ability of the entities that filed the Chapter 11 Cases to operate their business during the pendency of the Chapter 11 Cases; the consummation of the transactions contemplated by the RSA, including the ability of the parties to negotiate definitive agreements with respect to the matters covered by the term sheets included in the RSA, the occurrence of events that may give rise to a right of any of the parties to terminate the RSA, and the ability of the parties thereto to receive the required approval by the Bankruptcy Court and to satisfy the other conditions of the RSA; and the risks, uncertainties and factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2022 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023 and June 30, 2023, as filed with the SEC and available on the Company’s website at http://www.mallinckrodt.com and http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC

By:	/s/ Mark Tyndall
Mark Tyndall
Executive Vice President , Chief Legal Officer & Corporate Secretary

Date: September 22, 2023